                                LETTER OF TRANSMITTAL

                                     TO SURRENDER

                                     COMMON STOCK
                                          OF
              ASC EAST, INC. (formerly known as American Skiing Company)

                       PURSUANT TO THE ASC EAST EXCHANGE OFFER
                                          OF
            AMERICAN SKIING COMPANY (formerly known as ASC Holdings, Inc.)

                                DATED __________, 1997

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THE ASC EAST EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK, NEW YORK TIME,
ON __________, 1997, UNLESS EXTENDED OR EARLIER TERMINATED (THE "ASC EAST EXCHANGE OFFER EXPIRATION DATE").

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By Mail, Overnight Delivery or By Hand
(9:00 a.m. - 5:00 p.m.  New York Time)
American Skiing Company
Sunday River Access Road
Bethel, Maine  04217
Attention:  Christopher E. Howard, Esq.

    Any questions concerning surrender procedures may be directed to Christopher E. Howard, General Counsel of American Skiing Company at (203) 824-8100.

    The undersigned acknowledges receipt of the Prospectus dated ________________, 1997 (the "Prospectus"), of American Skiing Company, a Maine corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "ASC East Exchange Offer") to exchange shares of the Company's common stock, par value $.01 per share (the "Common Stock") for shares of common stock of ASC East, Inc. not owned by the Company (the "Minority Interests"). Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    The undersigned hereby surrenders the Minority Interests described in the box entitled "Description of Minority Interests" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

         In order to properly complete this Letter of Transmittal, a holder of Minority

Interests must (i) complete the box entitled "Description of Minority Interests," (ii) if appropriate, check and complete the boxes relating to Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal, (iv) complete the Substitute Form W-9 and (v) sign the enclosed Lock-up Agreement (as defined below). Each holder of Minority Interests should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

    List below the Minority Interests Surrendered.

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                    DESCRIPTION OF MINORITY INTERESTS SURRENDERED
                                 (SEE INSTRUCTION 3)

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                                                Minority Interests Surrendered
   Name(s) and Address(es) of holder(s)           (Attach additional signed
      (please fill in, if blank)                   scheduled if necessary)

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              (1)                                     (2)       (3)

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                                                                   Total Number
                                                 Certificate       of Minority
                                                 Number(s)         Interests

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--------------------------------------------------------------------------------
                                      Total

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


[ ] CHECK HERE IF SURRENDERED MINORITY INTERESTS ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF CERTIFICATES REPRESENTING MINORITY INTERESTS HAVE BEEN LOST.
    The undersigned has lost the certificates for _______ Minority Interests and requires assistance with respect to receiving shares of Common Stock in exchange for the Minority Interests owned by the undersigned, and understands that an appropriate affidavit of loss and indemnity agreement and that an indemnity and/or surety bond may be required.

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    SUBJECT TO THE TERMS AND CONDITIONS OF THE ASC EAST EXCHANGE OFFER, THE COMPANY WILL ACCEPT FOR EXCHANGE ALL MINORITY INTERESTS PROPERLY SURRENDERED (AND NOT WITHDRAWN) PURSUANT TO THE ASC EAST EXCHANGE OFFER AT OR PRIOR TO THE ASC EAST EXPIRATION DATE. AS PROMPTLY AS PRACTICABLE AFTER ACCEPTANCE OF THE SURRENDERED MINORITY INTERESTS AFTER THE ASC EAST EXCHANGE OFFER EXPIRATION DATE, THE COMPANY WILL ISSUE TO THE EXCHANGING HOLDERS THE COMMON STOCK IN EXCHANGE FOR THE SURRENDERED AND ACCEPTED MINORITY INTERESTS.

--------------------------------------------------------------------------------

                       NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


Ladies and Gentlemen:

    Pursuant to the offer by American Skiing Company, a Maine corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated ____, 1997 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "ASC East Exchange Offer") to exchange shares of the Company's common stock, par value $.01 per share (the "Common Stock") for shares of common stock of ASC East, Inc. ("ASC East") not owned by the Company (the "Minority Interests"), the undersigned hereby surrenders to the Company for exchange the Minority Interests described in the box entitled "Description of Minority Interests."

    Subject to, and effective upon, acceptance for exchange of the Minority Interests surrendered hereby in accordance with the terms and subject to the conditions of the ASC East Exchange Offer, the undersigned hereby acknowledges and agrees that all of the rights of the undersigned pursuant to that certain Shareholders' Agreement, dated as of June 28, 1996 ASC East and Bear, Stearns & Co., Inc., will have been satisfied and extinguished in all respects and hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, the Minority Interests.

    The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to surrender the Minority Interests surrendered hereby and to sell, assign and transfer all right, title and interest in and to such Minority Interests, and (ii) the Company will acquire good, indefeasible and unencumbered title to such Minority Interests, free and clear of all liens, restrictions, charges, claims and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned, upon request, will execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Minority Interests surrendered hereby.

    The undersigned agrees, by executing the Lock-up Agreement, enclosed herewith, among the undersigned and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Furman Selz LLC, Morgan Stanley & Co. Incorporated and Shroder & Co. Inc. (the "Lock-up Agreement") the undersigned will not directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase or grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of such Common stock until May 12, 1998 without the prior written consent of

DLJ.


    The ASC East Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The ASC East Exchange Offer -- Conditions to the Offering." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Minority Interests tendered hereby and, in such event, the Minority Interests not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

    Holders of the Minority Interests will receive Common Stock for their Minority Interests when the Company has received: (1) this Letter of Transmittal or a photocopy hereof, duly completed and signed, plus (2) the certificates representing the Minority Interests, (3) the enclosed Form W-9, (4) any required accompanying evidence of authority in form satisfactory to the Company, (5) the Lock-Up Agreement duly completed and signed by the beneficial owner of the Minority Interests, and (6) satisfaction of the terms and conditions set forth in the section of the Prospectus entitled "The ASC East Exchange Offer -- Conditions to the Offer." If the certificates have been lost, stolen or destroyed, this should be indicated above in the space provided for the list of the certificates.

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and shall inure to the benefit of ASC East and the Company.

    This Letter of Transmittal shall be governed by and construed in accordance with the internal laws and not the conflicts of law rules of the State of Maine, and the invalidity or unenforceability of any term or provision of this Letter of Transmittal shall not affect the validity or enforceability of any other term or provision hereof.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the Common Stock in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Common Stock (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Common Stock in the name(s) of, and mail the Common Stock to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation under the "Special Issuance Instructions" or the "Special Delivery Instructions" provisions of this Letter of Transmittal to effect the transfer of any Minority Interests from the name of the holder(s) thereof if the Company does not accept for exchange such Minority Interests.

-------------------------------       -----------------------------------
SPECIAL ISSUANCE INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 4, 5 AND 6)       (SEE INSTRUCTIONS 1, 4, 5 AND 6)


    To be completed ONLY if any Common Stock is to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this
Letter of Transmittal.   If any of the Common Stock are to be issued in the name
of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below, the assignment block on the back of the stock certificate(s) of the surrendered Minority Interests must be properly completed or an appropriate instrument of transfer must be provided, in each case with signature guaranteed. (See Instruction 1).

Issue to:

Name: ______________________________
         (Please Print)

Address: ___________________________
____________________________________
____________________________________
         (Include Zip Code)

____________________________________
(Taxpayer Identification or Social Security
                                 Number(s)* of Payee)

*PLEASE ALSO COMPLETE THE ENCLOSED SUBSTITUTE FORM W-9.

------------------------------------
To be completed ONLY if any Common Stock is to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal, or to the person or persons at an address other than that shown above in the box entitled "Description of Minority Interests Surrendered."

Send to:

Name:  ______________________________
         (Please Print)

Address: ____________________________
_____________________________________
_____________________________________
                                  (Include Zip Code)

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                              SIGNATURE OF RECORD HOLDER

                                  SEE INSTRUCTION 4

    By completing, executing and delivering this Letter of Transmittal, the undersigned hereby surrenders the Minority Interests.

    The undersigned hereby represents and warrants that the undersigned is the record holder and the beneficial owner of the Minority Interests surrendered herewith. (If the undersigned is not the beneficial owner, strike "and the beneficial owner" in the preceding sentence and have the beneficial owner sign this Letter of Transmittal on the next page or on a counterpart and attach the counterpart hereto.)

Dated: _____________________, 1997


Sign Here:
           --------------------------------------------------------------------

           --------------------------------------------------------------------

             SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

    (This Letter of Transmittal must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Minority Interests, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

Name(s)


                                    (Please Print)

Capacity

Address

                                  (Include Zip Code)

Area Code and                     Tax Identification or
Tel. No. ___________________        Social Security No.

                              GUARANTEE OF SIGNATURE(S)
                      (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

Authorized Signature

Name of Firm

Address

Dated:  _________________, 1997        Area Code & Tel. No.

                     (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

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                            SIGNATURE OF BENEFICIAL OWNER

                                  SEE INSTRUCTION 4

    IF THE MINORITY INTEREST IS REGISTERED IN THE NAME OF A NOMINEE, THIS LETTER OF TRANSMITTAL MUST BE SIGNED BY THE BENEFICIAL OWNER OF THE MINORITY INTERESTS SURRENDERED.


    By completing, executing and delivering this Letter of Transmittal, the undersigned hereby surrenders the Minority Interests. The undersigned hereby represents and warrants that the undersigned is the beneficial owner of the Minority Interests surrendered herewith.

Dated:  ____________________, 1997

Sign Here:

             SIGNATURE(S) OF BENEFICIAL OWNER(S) OR AUTHORIZED SIGNATORY


    (If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

Name(s)

                                    (Please Print)

Capacity
Address

                                  (Include Zip Code)

Area Code and                     Tax Identification or
Tel. No. ___________________      Social Security No.

                              GUARANTEE OF SIGNATURE(S)
                      (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

Authorized Signature

Name of Firm

Address

Dated:  _________________, 1997        Area Code & Tel. No.

                     (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

                              INSTRUCTIONS FORMING PART
              OF THE TERMS AND CONDITIONS OF THE ASC EAST EXCHANGE OFFER

    1. SIGNATURE GUARANTEES. Signatures are not required to be guaranteed by an Eligible Institution (as defined below) if the Letter of Transmittal and the ASC East Common Stock surrendered hereby are surrendered (a) by a registered physical holder of such ASC East Common Stock who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (b) for the account of an Eligible Institution. Signatures on all other Letters of Transmittal must be guaranteed by an Eligible Institution. If the ASC East Common Stock surrendered hereby are registered in a name other than the signer of this Letter of Transmittal, see Instruction 4. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND MINORITY INTERESTS. This Letter of Transmittal is to be used to forward, and must accompany, all Minority Interests surrendered pursuant to the ASC East Exchange Offer. All physically surrendered Minority Interests, together with a properly completed and duly executed Letter of Transmittal, Lock-up Agreement and any other documents required by this Letter of Transmittal must be mailed or delivered to the Company at its address set forth on the front page hereof and must be received by the Company at or prior to the ASC East Exchange Offer Expiration Date.

         THE METHOD OF DELIVERY OF MINORITY INTERESTS, THIS LETTER OF TRANSMITTAL, THE LOCK-UP AGREEMENT AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE SURRENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS LETTER OF TRANSMITTAL, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE COMPANY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent surrenders will be accepted. All surrendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their surrender.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers of the Minority Interests and the number of Minority Interests surrendered should be listed on a separate SIGNED schedule and attached hereto.

    4.   SIGNATURES ON LETTER OF TRANSMITTAL AND ENDORSEMENTS.

    IF THE MINORITY INTERESTS ARE REGISTERED OF RECORD IN THE NAME OF A
NOMINEE, THE LETTER OF TRANSMITTAL AND RELEASE MUST BE SIGNED BY THE NOMINEE (ON PAGE [__]) AND BY THE BENEFICIAL OWNER (ON PAGE [__]).

    If this Letter of Transmittal is signed by a person other than the record holder(s) of Minority Interests surrendered hereby, then, in order to validly surrender such Minority Interests pursuant to the ASC East Exchange Offer, such Minority Interests must be endorsed or accompanied by an appropriate written instrument or instruments of transfer signed exactly as the name(s) of such record holder(s) appear(s) on the Minority Interests, with the signature(s) on such Minority Interests or instruments of transfer guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by the record holder(s) of the Minority Interests surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Minority Interests without any change whatsoever.

    If any of the surrendered Minority Interests are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the surrendered Minority Interests are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

    If this Letter of Transmittal or any Minority Interests are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person(s) acting in a fiduciary or representative capacity, such person(s) should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

    5. TRANSFER TAXES. Except as set forth in this Instruction 5, the Company will pay or cause to be paid all transfer taxes, if any, with respect to the sale and transfer to it of any Minority Interests pursuant to the ASC East Exchange Offer. If, however, the Common Stock or Minority Interests surrendered for exchange are to be delivered to or are to be registered or issued in a name other than the name of the registered holder of the Minority Interests, or if a transfer tax is imposed for any reason other than the transfer or sale of Minority Interests to the Company pursuant to the ASC East Exchange Offer, the amount of any such transfer taxes will be the responsibility of the surrendering stockholder and will be required to be paid by the stockholder before delivery by the Company of the Common Stock, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

    6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Common Stock (or Minority Interests not surrendered or exchanged) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such Minority Interests and/or Common Stock are to be sent to someone other than the signer of this Letter of Transmittal or to the signer at a different address, the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal should be completed, as applicable. In such event, the signature of the registered holder (unless an Eligible Institution) must be guaranteed by an Eligible Institution.

    7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from the Company at the address set forth above. Holders of Minority Interests may also contact such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the ASC East Exchange Offer.

    8. MUTILATED, LOST, STOLEN OR DESTROYED MINORITY INTERESTS. Any Holder whose Minority Interests have been mutilated, lost, stolen or destroyed should contact the Company at the address indicated above.

    9. LOCK-UP AGREEMENT. A Holder exchanging Minority Interests pursuant to the ASC East Exchange Offer is required to sign the Lock-up Agreement that is provided.

    10. SUBSTITUTE FORM W-9. A surrendering holder (or other payee) is required to provide the Company with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 that is provided below and to certify that it is not subject to backup withholding. Failure to provide the information on the form may subject the surrendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax withholding on the payments made to such person.

         IMPORTANT: TO ACCEPT THE ASC EAST EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR MINORITY INTERESTS OR AFFIDAVITS AND THE LOCK-UP AGREEMENT MUST BE RECEIVED BY THE COMPANY ON OR PRIOR TO THE ASC EAST'S EXCHANGE OFFER EXPIRATION DATE.

                              IMPORTANT TAX INFORMATION

    THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT A TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO IT (INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL TAX LAWS) OF THE ASC EAST EXCHANGE OFFER. CERTAIN HOLDERS (INCLUDING INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS AND FOREIGN TAXPAYERS) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED BELOW. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE FOREIGN, STATE AND LOCAL TAX LAWS.

SUBSTITUTE FORM W-9

    Under the U.S. federal income tax laws, the Company may be required to withhold 31% of the amount of the gross proceeds paid to certain holders or other payees pursuant to the ASC East Exchange Offer. To prevent backup withholding on any gross proceeds paid to a holder or other payee with respect to Minority Interests surrendered pursuant to the ASC East Exchange Offer, the holder is required to notify the Company (as payor) of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding. In general, if a holder of Minority Interests is an individual, the TIN is the Social Security number of such individual. In addition, if the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

    Certain holders of Minority Interests (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement signed under penalty of perjury attesting as to that status. Forms for such statement can be obtained from the Company. For further information regarding backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete Substitute Form W-9 Minority Interests are held in more than one name), please contact the Company.

CONSEQUENCES OF FAILURE TO COMPLETE SUBSTITUTE FORM W-9

    Failure to complete Substitute Form W-9 will not, by itself, cause the Minority Interests to be deemed invalidly surrendered but may require the Company to withhold 31% of the amount of the gross proceeds paid pursuant to the ASC East Exchange Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the holder may claim a refund from the IRS.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The holder is required to give the Company the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Minority Interests. If the Minority Interests are registered in more than one name or are not registered in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9.

--------------------------------------------------------------------------------

                            NAME: AMERICAN SKIING COMPANY

--------------------------------------------------------------------------------

SUBSTITUTE         PART 1 -- PLEASE PROVIDE YOUR      Social Security Number
                   TAXPAYER IDENTIFICATION NUMBER IN
FORM W-9           THE BOX AT THE RIGHT AND CERTIFY   _________________________
                   BY SIGNING AND DATING BELOW.

DEPARTMENT OF THE
  TREASURY                                                  OR
INTERNAL REVENUE SERVICE

                                                 Employer Identification Number
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER AND                         _________________________
CERTIFICATION ("TIN")

     ---------------------------------------------------------------------------
                                       PART II -- For Payees exempt from backup
                                       withholding, see "Important Tax
                                       Information" above and Guidelines for
                                       Certification of Taxpayer Identification
                                       Number on Substitute Form W-9 enclosed
                                       herewith and complete as instructed
                                       therein.
--------------------------------------------------------------------------------

Certifications -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or a taxpayer Identification Number has not been issued to me and either
    (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all reportable payments made to me thereafter will be withheld until I provide a number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service ("IRS") as backup withholding.)

(2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the "Important Tax Information" above).



Name
                                    (Please Print)

Address
                                  (Include Zip Code)

Signature                                        Date                , 1997



NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE ASC EAST EXCHANGE OFFER. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                                         _________________, 1997



AMERICAN SKIING COMPANY
P.O. Box 450
Sunday River Access Road
Bethel, ME 04217

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
FURMAN SELZ LLC
MORGAN STANLEY & CO. INCORPORATED
SCHRODER & CO. INC.
  As representatives of the several Underwriters named in Schedule I to the Underwriting Agreement
    c/o Donaldson, Lufkin & Jenrette Securities Corporation
      277 Park Avenue
      New York, New York 10172

Ladies and Gentlemen:

         The undersigned understands that Donaldson, Lufkin & Jenrette Securities Corporation, Furman Selz LLC, Morgan Stanley & Co. Incorporated and Schroder & Co. Inc., as Representatives of the several underwriters (the "Underwriters"), have entered into an Underwriting Agreement with American Skiing Company (the "Company"), providing for the initial public offering (the "Initial Public Offering") of common stock, par value $.01 per share (the "Common Stock"), of the Company. The Company has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (Reg. No. 333- ) (the "Exchange Offer Registration Statement") relating to the ASC East Exchange Offer. Capitalized terms used hereing and not defined herein shall have the meanings set forth in the Prospectus included in the Exchange Offer Registration Statement.

         The undersigned further understands that it is a condition of the ASC East Exchange Offer that each holder of Minority Interests who wishes to participate in the ASC East Exchange Offer execute and deliver this Lock-up Agreement. Therefore, in consideration of the issuance by the Company of ASC East Exchange Value to the undersigned pursuant to the ASC East Exchange Offer, the undersigned, during the period commencing on the date hereof and ending May 12, 1998:

         (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common

Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation;

         (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation; and

         (iii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                       Very truly yours,
                                       [Name]


                                       ________________________________
                                       By:_____________________________
                                       Its:_____________________________
Address:
_______________________________
_______________________________

Taxpayer Identification Number:  _______________________
Number of shares of Common Stock owned after consummation of ASC East Exchange Offer: ____________